Short-Term Debt (Tables)	12 Months Ended
Dec. 31, 2014
Short-term Debt [Abstract]
Schedule Of Short-Term Debt
Short-term debt consists of the following at year-end:

	2014	2013
Bank overdrafts (i)	$528	$7,156
Other short-term loans (ii)	32,000	393
	$32,528	$7,549

(i)
As of December 31, 2013, mainly comprised of an overdraft granted by Banco Francés in Argentina totaling 43.5 million of Argentine Pesos (equivalent to $6,676 at year-end exchange rate). This overdraft matured in April 2014 and accrued interest at an annual rate of 21.75%. During January 2014 this overdraft was settled before its maturity.

(ii)
As of December 31, 2014, mainly comprised of a loan granted by Citibank in Colombia totaling $32 million. This loan matures in January 2015 and accrues interest at a weighted-average annual rate of 2.34%.